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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                       -----------------------------------

                  Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 12, 2001

                         Commission File Number: 0-21475

                               EMERGENT GROUP INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

                 Nevada                                   93-1215401
                 ------                                   ----------
(State of jurisdiction of Incorporation)    (I.R.S. Employer Identification No.)

                                 375 Park Avenue
                             New York, NY 10152-3699
                             -----------------------
                    (Address of principal executive offices)

                                 (212) 813-9700
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                                 --------------
      (Former name, address and fiscal year, if changed since last report)

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

In July 2001, the Company completed its acquisition of Medical Resources Management, Inc. ("MRM") as per the agreement dated January 2001. As required by the terms of the agreement, the Company exchanged 5,633,667 shares of its Common Stock, which represents 11.3% of the total post-merger outstanding shares, for all the issued and outstanding Common Stock of MRM at a conversion ratio of
0.37. Based on the average of the Company's closing stock price for the 10 preceding days prior to the acquisition, the purchase price for MRM is $3,244,992. MRM will operate as a wholly owned subsidiary of the Company.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

(a)   Pro Forma Financial Information

      The following unaudited pro forma condensed combining financial data, which are presented to reflect the acquisition of MRM by the Company, have been prepared as if the acquisition had taken place on January 1, 2001 and 2000. The transaction will be accounted for under the purchase method of accounting. The unaudited pro forma condensed combining financial data are based upon the historical financial statements of the Company and MRM. The Company is in the process of determining how the purchase price will be allocated to the net assets acquired and accordingly, the accompanying pro forma financial statements represent a preliminary estimate of such allocation. The actual purchase price allocation may vary significantly. The unaudited pro forma condensed combining financial data are not necessarily an indication of the results that would have been achieved had the transaction been consummated as of the date indicated or that may be achieved in the future.

(b)   Other Information

      As a result of differing year-ends of the Company and MRM, results of operations for the dissimilar periods have been combined. The Company's results of operations for the six months ended June 30, 2001 have been combined with MRM's results of operations for the eight months ended June 30, 2001. The Company's results of operations for the year ended December 31, 2000 have been combined with MRM's results of operations for the year ended October 31, 2000.

      The unaudited pro forma condensed combining financial data should be read in conjunction with the notes thereto and with historical audited consolidated financial statements and notes thereto included in the Company's and MRM's Annual Report on Form-10K.


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

                   Unaudited Pro Forma Combining Balance Sheet
                               As of June 30, 2001
                                 (in thousands)

                                                                                      Pro Forma      Combining
                                               Emergent       MRM        Combined    Adjustments     Pro Forma
                                               ---------   ----------   ----------   -----------    ------------
ASSETS
  Current assets                                $ 2,685     $  2,769     $  5,454     $ (960) (B)      $ 4,494
  Property and equipment, net                       308       11,495       11,803         --            11,803
  Intangible assets, net                            181          245          426      3,245  (A)        1,318
                                                                                      (2,353) (A)
  Other assets, net                                 747          184          931         --               931

                                               ---------   ----------   ----------   --------        ----------
     Total assets                               $ 3,921     $ 14,693     $ 18,614     $  (68)         $ 18,546
                                               =========   ==========   ==========   ========        ==========

LIABILITIES                                     $ 1,080     $ 12,340     $ 13,420     $ (960) (B)     $ 12,460
                                               =========   ==========   ==========   ========        ==========

STOCKHOLDERS' EQUITY
  Preferred Stock                               $    --     $     --     $     --     $   --          $     --
  Common Stock                                       44           15           59         (9) (A)           50
  Additional paid-in capital                      8,629        3,984       12,613       (745) (A)       11,868
  Accumulated deficit                            (5,832)      (1,646)      (7,478)     1,646  (A)       (5,832)

                                               ---------   ----------   ----------   --------        ----------
     Total stockholders' equity                   2,841        2,353        5,194        892             6,086
                                               =========   ==========   ==========   ========        ==========
  Total liabilities and stockholders' equity    $ 3,921     $ 14,693     $ 18,614      $ (68)         $ 18,546
                                               =========   ==========   ==========   ========        ==========

  See accompanying notes to unaudited pro forma combining financial information


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

                 Unaudited Pro Forma Combining Income Statsment
                     For the Six Months Ending June 30, 2001
                    (in thousands, except earnings per share)

                                                                                       Pro Forma        Combining
                                              Emergent        MRM         Combined    Adjustments       Pro Forma
                                             ----------   -----------   -----------   -----------       ---------
Revenue, net                                  $     --     $   7,397     $   7,397     $      --         $  7,397
Cost of revenue                                     --         4,947         4,947            --            4,947

                                             ----------   -----------   -----------   -----------       ----------
Gross profit                                        --         2,450         2,450            --            2,450
Operating Expenses                               2,407         3,191         5,598            89  (C)       5,687

                                             ----------   -----------   -----------   -----------       ----------
Operating loss                                  (2,407)         (741)       (3,148)          (89)          (3,237)

Unrealized gain (loss) on
     trading investments                           137            --           137            --              137
Interest/other expense                              49          (864)         (815)           25  (B)        (815)
                                                                                             (25) (B)
                                             ----------   -----------   -----------   -----------       ----------
Loss before income taxes                        (2,221)       (1,605)       (3,826)          (89)          (3,915)
Income tax benefit                                  --            --            --            --               --

                                             ----------   -----------   -----------   -----------       ----------
Net loss                                      $ (2,221)    $  (1,605)    $  (3,826)    $     (89)        $ (3,915)
                                             ==========   ===========   ===========   ===========       ==========

EARNINGS PER SHARE DATA:
     Basic and diluted earnings per share     $  (0.05)                                                  $  (0.08)

     Weighted average common shares (D)         44,173                                     5,634           49,807

  See accompanying notes to unaudited pro forma combining financial information

                 Unaudited Pro Forma Combining Income Statsment
                      For the Year Ending December 31, 2000
                    (in thousands, except earnings per share)

                                                                                     Pro Forma        Combining
                                              Emergent       MRM       Combined     Adjustments       Pro Forma
                                             ----------   ----------   ----------   -----------       ---------
Revenue, net                                  $     --     $ 11,103     $ 11,103     $      --         $ 11,103
Cost of revenue                                     --        6,987        6,987            --            6,987
                                             ----------   ----------   ----------   -----------       ----------
Gross profit                                        --        4,116        4,116            --            4,116
Operating Expenses                               3,738        4,590        8,328           178  (C)       8,506
                                             ----------   ----------   ----------   -----------       ----------
Operating loss                                  (3,738)        (474)      (4,212)         (178)          (4,390)

Unrealized gain (loss) on
     trading investments                            --           --           --            --               --
Interest/other expense                             128       (1,124)        (996)            2  (B)        (996)
                                                                                            (2) (B)
                                             ----------   ----------   ----------   -----------       ----------
Loss before income taxes                        (3,610)      (1,598)      (5,208)         (178)          (5,386)
Income tax benefit                                  --           --           --            --               --
                                             ----------   ----------   ----------   -----------       ----------
Net loss                                      $ (3,610)    $ (1,598)    $ (5,208)    $    (178)        $ (5,386)
                                             ==========   ==========   ==========   ===========       ==========

EARNINGS PER SHARE DATA:
     Basic and diluted earnings per share     $  (0.08)                                                $  (0.11)

     Weighted average common shares (D)         44,173                                   5,634           49,807

           NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

(A) Reflects the recording of the purchase of MRM by the Company including elimination of all of MRM's capital accounts.

              Issuance of Emergent Shares...................5,633,667
              Price per Share.............................$     0.576
                                                          -----------
              Purchase Price..............................$ 3,244,992
                                                          ===========

(B) Reflects the elimination of MRM note receivable by the Company and MRM's note Payable to the Company in the amount of $960,000 at June 30, 2001 and the elimination of $24,592 of interest income and expense, respectively. For the year ended December 31, 2000, $1,791 of interest income and expense is eliminated.

(C) Reflects the amortization expense for the six months ended June 30, 2001 and the year ended December 31, 2000 of $89,248 and $178,496, respectively, for the excess amount of the purchase price of $892,481 over the net assets acquired of $2,352,511. The excess amount of the purchase price over the net assets acquired is being amortized over five (5) years.

(D) The average number of common shares outstanding used in calculating pro forma loss per common share is calculated assuming that the shares of common stock issued in the merger with MRM were outstanding from the beginning of the period. Warrants to purchase shares of common stock were not included in computing pro forma diluted earnings per common share because their inclusion would result in a smaller loss per common share.


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

(c)   Exhibits

      99.1 Medical Resources Management, Inc.'s Annual Report for the year ended October 31, 2000.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       EMERGENT GROUP INC.


Date: September 19, 2001               By: /s/ Mark Waldron
                                           -------------------------------------
                                           Mark Waldron, Chief Executive Officer


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